UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-31565                    06-1377322
------------------------------ ------------------------    ---------------------
(State or other jurisdiction   Commission File Number          (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            --------------


                                 Not applicable
                                ---------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.       Changes in Control of Registrant

              Not applicable.

Item 2.       Acquisition or Disposition of Assets

              Not applicable.

Item 3.       Bankruptcy or Receivership

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant

              Not applicable.

Item 5.       Other Events

              Not applicable.

Item 6.       Resignations of Registrant's Directors

              Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)               No financial statements of businesses acquired are required.

(b)               No pro forma financial information is required.

(c) Attached as Exhibit 99.1 is the dividend announcement issued by New York Community Bancorp, Inc. (the "Company") on January 21, 2004.

Item 8.       Change in Fiscal Year

              Not applicable.

Item 9.       Regulation FD Disclosure

              On January 21, 2004, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.28 per share, payable on the number of shares held prior to the 4-for-3 stock split that was declared on January 15, 2004 and that is to be paid in the form of a 33-1/3% stock dividend on February 17, 2004. Like the stock dividend, the cash dividend will be payable on the 17th of February to shareholders of record at the close of business on February 2, 2004. The $0.28 per share dividend is 12% higher than the dividend paid in the fourth quarter of 2003 and 87% higher than the dividend paid in the fourth quarter of 2002. The dividend announcement is attached as Exhibit 99.1.

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Item 10.      Amendments to the Registrant's Code of Ethics, or Waiver of a
              Provision to the Code of Ethics


              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              Benefit Plans

              Not applicable.

Item 12.      Results of Operations and Financial Condition

              Not applicable.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW YORK COMMUNITY BANCORP, INC.

January 21,  2003                         /s/ Joseph R. Ficalora
-----------------                         -------------------------
        Date                              Joseph R. Ficalora
                                          President and Chief Executive Officer





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                                  EXHIBIT INDEX
                                  -------------


99.1     Dividend announcement dated January 21, 2004.